Provisions	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Provisions
38 Provisions

	2020	2019
At January 1	214	320
Additional provisions	180	42
Disposals	(38)	(60)
Unused amounts reversed through the income statement	(1)	(3)
Used during the year	(32)	(90)
Net exchange differences	(15)	5
At December 31	309	214
Current	253	137
Non-current	56	77
The provisions as at December 31, 2020 mainly consist of litigation provisions of EUR 191 million (2019: EUR 90 million) mainly related to a settlement in the US relating to increases in monthly deduction rates on universal life products and a reached agreement, subject to conditions precedent, in the Netherlands concerning the Vliegwiel product (refer to note 45 Commitments and contingencies), restructuring provisions of EUR 54 million (2019: EUR 43 million) and other provisions of EUR 63 million (2019: EUR 81 million) including the remaining provision related to the harbor workers’ former pension fund Optas.